UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

D AND Z MEDIA ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY

D AND Z MEDIA ACQUISITION CORP.
2870 Peachtree Road NW, Suite 509
Atlanta, GA 30305

NOTICE OF SPECIAL MEETING IN LIEU OF THE
2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD            , 2022

To the Stockholders of D and Z Media Acquisition Corp.:

You are cordially invited to attend the special meeting in lieu of the 2022 annual meeting of stockholders (the “special meeting”) of D and Z Media Acquisition Corp. (“DNZ,” “Company,” “we,” “us” or “our”) to be held at 12:00 p.m. Eastern Time on            , 2022 as a virtual meeting.

The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting            .

Even if you are planning on attending the special meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the special meeting. Instructions on voting your shares are on the proxy materials you received for the special meeting. Even if you plan to attend the special meeting online, it is strongly recommended you complete and return your proxy card before the special meeting date, to ensure that your shares will be represented at the special meeting if you are unable to attend.

The accompanying proxy statement is dated            , 2022 and is first being mailed to stockholders on or about            , 2022. The sole purpose of the special meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend our amended and restated certificate of incorporation (our “charter”), in the form set forth as Annex A to the accompanying proxy statement (the “Charter Amendment”), to extend the date by which we must consummate an initial business combination (the “Extension”) from January 28, 2023 to July 31, 2023 or such earlier date as determined by our board of directors (the “Board”) (such later date, the “Extended Date”, and such proposal, the “Charter Amendment Proposal”);

•        Proposal No. 2 — The Trust Amendment Proposal — a proposal to amend the Investment Management Trust Agreement, dated as of January 25, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth as Annex B to the accompanying proxy statement (the “Trust Amendment”), to provide for the Extension to the Extended Date pursuant to the Charter Amendment (the “Trust Amendment Proposal”);

•        Proposal No. 3 — The Director Election Proposal — a proposal to re-elect two directors to the Board, with each such director to serve until the third annual meeting of stockholders following the special meeting or until his successor is elected and qualified (the “Director Election Proposal”);

•        Proposal No. 4 — The Auditor Ratification Proposal — a proposal to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Auditor Ratification Proposal”); and

•        Proposal No. 5 — The Adjournment Proposal — a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in the accompanying proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow us more time to complete an initial business combination. The final prospectus for our initial public offering (the “IPO”, and such prospectus, the “IPO Prospectus”) and our charter provide that we have until January 28, 2023 to complete an initial business combination. While we are currently in discussions with respect to business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but the Board currently believes that there will not be sufficient time before January 28, 2023 to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission announcing such proposed business combination.

Holders of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in the IPO (“public shares”, and such holders, the “public stockholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and the Election can also be made by public stockholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects the public stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders and the Extension is implemented, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

To exercise your redemption rights, you must tender your shares to our transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

We estimate that the per-share pro rata portion of the trust account will be approximately $10.01 at the time of the special meeting, based on the approximate amount of $287.9 million held in the trust account as of June 30, 2022. The closing price of our Class A common stock on the New York Stock Exchange on            , 2022 was $            . Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $            [more] for each share than if such stockholder sold its public shares in the open market. We cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by January 28, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by January 28, 2023 or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Our initial stockholders, including D and Z Media Holdings LLC (our “sponsor”), certain of our officers and directors and their affiliates (together with their permitted transferees, the “initial stockholders”), collectively beneficially own an aggregate of 7,187,500 shares (“founder shares”) of Class B common stock, par value $0.0001 per share (“Class B common stock”, and together with our Class A common stock, “common stock”), representing 20% of our issued and outstanding shares of common stock. Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by January 28, 2023 or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required for the re-election of the directors in the Director Election Proposal, and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required to approve each of the Auditor Ratification Proposal and the Adjournment Proposal.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. As contemplated by the IPO Prospectus and in accordance with our charter, we will not proceed with the Extension if the number of redemptions of public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

The Board has fixed the close of business on November 3, 2022 as the date for determining the stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of shares of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal, are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and our bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal, the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

Dated: , 2022	By Order of the Board of Directors,

Betty Liu
Chairman, President and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote online at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal. Abstentions, broker non-votes and withhold votes (as applicable), while considered present for the purposes of establishing a quorum, will not count as votes cast for the other proposals and will have no effect on the outcome of the vote on the other proposals. Failure to vote in person (by virtual attendance) or by proxy at the special meeting will have no effect on the outcome of the vote on the other proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in Lieu of the 2022 Annual Meeting of Stockholders to be held on            , 2022:    This notice of special meeting, the accompanying proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at            .

TO EXERCISE YOUR REDEMPTION RIGHTS: (1) IF YOU HOLD SHARES OF CLASS A COMMON STOCK THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON            , 2022 THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

D AND Z mEDIA ACQUISITION CORP.
2870 Peachtree Road NW, Suite 509
Atlanta, GA 30305

SPECIAL MEETING IN LIEU OF THE
2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD            , 2022

PROXY STATEMENT

The special meeting in lieu of the 2022 annual meeting of stockholders (the “special meeting”) of D and Z Media Acquisition Corp. (“DNZ,” “Company,” “we,” “us” or “our”) to be held at 12:00 p.m. Eastern Time on
, 2022 as a virtual meeting.

The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting            .

Even if you are planning on attending the special meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the special meeting. Instructions on voting your shares are on the proxy materials you received for the special meeting. Even if you plan to attend the special meeting online, it is strongly recommended you complete and return your proxy card before the special meeting date, to ensure that your shares will be represented at the special meeting if you are unable to attend.

This proxy statement is dated            , 2022 and is first being mailed to stockholders on or about
, 2022. The sole purpose of the special meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend our amended and restated certificate of incorporation (our “charter”), in the form set forth as Annex A to this proxy statement (the “Charter Amendment”), to extend the date by which we must consummate an initial business combination (the “Extension”) from January 28, 2023 to July 31, 2023 or such earlier date as determined by our board of directors (the “Board”) (such later date, the “Extended Date”, and such proposal, the “Charter Amendment Proposal”);

•        Proposal No. 2 — The Trust Amendment Proposal — a proposal to amend the Investment Management Trust Agreement, dated as of January 25, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth as Annex B to the this proxy statement (the “Trust Amendment”), to provide for the Extension to the Extended Date pursuant to the Charter Amendment (the “Trust Amendment Proposal”);

•        Proposal No. 3 — The Director Election Proposal — a proposal to re-elect two directors to the Board, with each such director to serve until the third annual meeting of stockholders following the special meeting or until his successor is elected and qualified (the “Director Election Proposal”);

•        Proposal No. 4 — The Auditor Ratification Proposal — a proposal to ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Auditor Ratification Proposal”); and

•        Proposal No. 5 — The Adjournment Proposal — a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow us more time to complete an initial business combination. The final prospectus for our initial public offering (the “IPO”, and such prospectus, the “IPO Prospectus”) and our charter provide that we have until January 28, 2023 to complete an initial business combination. While we are currently in discussions with respect to business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but the Board currently believes that there will not be sufficient time before January 28, 2023 to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) announcing such proposed business combination.

Holders of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in the IPO (“public shares”, and such holders, the “public stockholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and the Election can also be made by public stockholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects the public stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders and the Extension is implemented, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount (as defined below) from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $287.9 million that was in the trust account as of June 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by January 28, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by January 28, 2023 or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Our initial stockholders, including D and Z Media Holdings LLC (our “sponsor”), certain of our officers and directors and their affiliates (together with their permitted transferees, the “initial stockholders”), collectively beneficially own an aggregate of 7,187,500 shares (“founder shares”) of Class B common stock, par value $0.0001 per share (“Class B common stock”, and together with our Class A common stock, “common stock”), representing 20% of our issued and outstanding shares of common stock. Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by January 28, 2023 or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our sponsor’s only assets are our securities. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.01 (based on the approximate amount of $287.9 million held in the trust account as of June 30, 2022). Nevertheless, we cannot assure you that the per share distribution from the trust account, if we liquidate, will not be less than $10.01, plus interest, due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to the public stockholders upon the redemption of the public shares in the event we do not complete an initial business combination within the required time period may be considered a liquidating distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required for the re-election of the directors in the Director Election Proposal, and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required to approve each of the Auditor Ratification Proposal and the Adjournment Proposal.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. As contemplated by the IPO Prospectus and in accordance with our charter, we will not proceed with the Extension if the number of redemptions of public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the trust account and be available for our use to complete an initial business combination on or before the Extended Date. Public stockholders who do not make the Election to redeem all of their public shares in connection with the Extension will retain their redemption rights and their ability to vote on an initial business combination (provided that they are stockholders on the record date for a meeting to consider such business combination) through the Extended Date if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented.

The record date for the special meeting is November 3, 2022. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date there were 35,937,500 shares of our common stock issued and outstanding, consisting of 28,750,000 shares of Class A common stock and 7,187,500 shares of Class B common stock. Our warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the Charter Amendment and the Trust Amendment included as annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A.    This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting to be held at 12:00 p.m. Eastern Time on            , 2022 as a virtual meeting. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We are a blank check company incorporated on October 7, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as an initial business combination. On January 28, 2021, we consummated the IPO of 28,750,000 units, including the issuance of 3,750,000 units as a result of the underwriters’ full exercise of their over-allotment option, from which we derived total gross proceeds of $287,500,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the public stockholders if no qualifying business combination is consummated on or before a certain date (in our case, January 28, 2023). The Board believes that it is advisable to continue our existence until the Extended Date in order to allow us more time to complete an initial business combination and is submitting proposals to amend our charter and the Trust Agreement to the stockholders to vote upon. In addition, we are proposing the re-election of two directors to the Board, the ratification of the selection by our audit committee of Marcum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and a measure to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

Q. What is included in these materials?

A.    These materials include:

•   this proxy statement for the special meeting;

•   a proxy card; and

•   our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on April 12, 2022 (our “2021 Form 10-K”).

Q. What is being voted on?

A.    You are being asked to vote on:

•   a proposal to amend our charter, in the form set forth as Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from January 28, 2023 to the Extended Date;

•   a proposal to amend the Trust Agreement, in the form set forth as Annex B to this proxy statement, to provide for the Extension to the Extended Date pursuant to the Charter Amendment;

•   a proposal to re-elect two directors to the Board, with each such director to serve until the third annual meeting of stockholders following the special meeting or until his successor is elected and qualified;

•   a proposal to ratify the selection by our audit committee of Marcum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

•   a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing such proposed business combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. As contemplated by the IPO Prospectus and in accordance with our charter, we will not proceed with the Extension if the number of redemptions of public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Extension is implemented, our stockholders’ approval of the Charter Amendment Proposal and the Trust Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove the Withdrawal Amount from the trust account and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount, and to retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $287.9 million that was in the trust account as of June 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by January 28, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by January 28, 2023 or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by January 28, 2023 or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

Q. Why are we proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A.    Our charter provides for the return of the IPO proceeds held in trust to the public stockholders if no qualifying business combination is consummated on or before January 28, 2023. Accordingly, the Trust Agreement provides for the trustee to liquidate the trust account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in our charter. As we explain below, we believe we will not be able to complete an initial business combination by that date.

While we are currently in discussions with respect to business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but the Board currently believes that there will not be sufficient time before January 28, 2023 to consummate such an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing such proposed business combination.

Because we believe we will not be able to complete an initial business combination within the permitted time period under our charter, we have determined to seek stockholder approval to extend the date by which we must consummate an initial business combination.

We believe that given our expenditure of time, effort and money on finding a potential initial business combination, circumstances warrant providing our stockholders an opportunity to consider an initial business combination. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend our corporate existence.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Q. Why should I vote for the Charter Amendment Proposal and the Trust Proposal?

A.    The Board believes our stockholders should have an opportunity to evaluate a potential initial business combination with one or more of our prospective targets. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which we must consummate an initial business combination until the Extended Date and to allow for the Election.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to effect an amendment to our charter that would extend our corporate existence beyond January 28, 2023, and to effect any amendment to the Trust Agreement. Additionally, the IPO Prospectus and our charter require that all public stockholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by our charter. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public stockholders who wish to redeem their public shares the opportunity to do so, as required under our charter. Accordingly, we believe the Extension is consistent with our charter and the IPO Prospectus.

Q. How do insiders intend to vote their shares?

A.    All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

Our initial stockholders, officers, directors and their affiliates collectively beneficially own an aggregate of 7,187,500 founder shares, representing 20% of our issued and outstanding shares of common stock. Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by January 28, 2023 or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. However, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we do not complete an initial business combination by January 28, 2023 or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Subject to applicable securities laws, our initial stockholders, officers, directors or their affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our initial stockholders purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by our initial stockholders, officers, directors or their affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the special meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Charter Amendment Proposal and the Trust Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to our initial stockholders, officers, directors or their affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for a proposed initial business combination and could decrease the chances that a proposed initial business combination would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by our initial stockholders, officers, directors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Charter Amendment Proposal or the Trust Amendment Proposal.

Q. What vote is required to approve each of the proposals?

A.    The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required for the re-election of the directors in the Director Election Proposal, and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required to approve each of the Auditor Ratification Proposal and the Adjournment Proposal.

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote at the special meeting, present in person (by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 17,968,751 shares of our common stock would be required to achieve a quorum.

If you do not vote, your action will have the effect of a vote against the Charter Amendment Proposal and the Trust Amendment Proposal and, if a valid quorum is otherwise established, no effect on the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal. Likewise, abstentions, broker non-votes and withhold votes (as applicable) will have the effect of a vote against the Charter Amendment Proposal and the Trust Amendment Proposal and no effect on the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

Q. What if I don’t want to vote for the Charter Amendment Proposal or the Trust Amendment Proposal?

A.    If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposals. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to consummate an initial business combination?

A.    Other than the Extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate an initial business combination. We have provided that all public stockholders, including those who vote for the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, may make the Election to redeem all or a portion of their public shares into their pro rata portion of the trust account and, if the Extension is implemented, should receive the funds soon after the completion of the Charter Amendment and Trust Amendment. Those public stockholders who do not make the Election to redeem all of their public shares in connection with the Extension will retain redemption rights with respect to an initial business combination we may propose, or, if we do not consummate an initial business combination by the Extended Date, such holders will be entitled to their pro rata portion of the trust account on such date.

Q. What happens if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A.     If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by January 28, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by January 28, 2023.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by January 28, 2023. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

Q. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A.    We will continue our efforts to execute a definitive agreement for an initial business combination with one or more of our prospective targets.

If we execute such an agreement, we will seek to complete the potential initial business combination, which will involve:

•   completing proxy materials;

•   establishing a meeting date and record date for considering such potential initial business combination and distributing proxy materials to stockholders;

•   holding a special meeting to consider such potential initial business combination; and

•   if approved, consummating such potential initial business combination.

We are seeking approval of the Charter Amendment Proposal and the Trust Amendment Proposal because we believe we will not be able to complete all of the above listed tasks prior to January 28, 2023.

Upon approval of the Charter Amendment Proposal and the Trust Amendment Proposal by holders of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting, if the Board determines to implement the Extension, we will (i) file the Charter Amendment with the Secretary of State of the State of Delaware and (ii) enter into the Trust Amendment with Continental Stock Transfer & Trust Company. We will remain a reporting company under the Exchange Act, and our units, Class A common stock and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account will reduce our net asset value and the amount remaining in the trust account and increase the percentage interest of our common stock held by our initial stockholders, directors, officers and their affiliates through their beneficial ownership of the founder shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, or if the Extension is not implemented and we do not consummate an initial business combination by January 28, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by January 28, 2023 or, if the Charter Amendment Proposal and the Trust Amendment Proposal are and the Extension is implemented, the Extended Date.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by January 28, 2023 or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. As contemplated by the IPO Prospectus and in accordance with our charter, we will not proceed with the Extension if the number of redemptions of public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Q. Would I still be able to exercise my redemption rights if I vote against a potential initial business combination?

A.    Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to vote on an initial business combination when it is submitted to stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination). If you disagree with such business combination, you will retain your right to redeem your public shares upon consummation of such business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in our charter.

Q. How do I attend the special meeting?

A.    The special meeting is to be held at 12:00 p.m. Eastern Time on       , 2022 as a virtual meeting. If you are a stockholder of record, you will be able to attend, vote your shares and submit questions during the special meeting via a live webcast available at                . You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company, our transfer agent, by telephone at 917-262-2373 or by e-mail at proxy@continentalstock.com. If you hold your shares through a bank, broker or other intermediary, you will need to contact such bank, broker or other intermediary and obtain a legal proxy. Once you have your legal proxy, e-mail a copy of your legal proxy to our transfer agent at least five business days prior to the special meeting date to have a control number generated. You may also attend special the meeting telephonically by dialing 1-            (toll-free within the United States and Canada) or +1            (outside of the United States and Canada, standard rates apply). The passcode for telephone access is            #, but please note that you will not be able to vote or ask questions if you choose to attend the special meeting telephonically.

Q. How do I change my vote?

A.    If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, our proxy solicitor, prior to the date of the special meeting or by voting in person (by virtual attendance) at the special meeting. Virtual attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902.

Q. How are votes counted?

A.    Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR”, “AGAINST” and “WITHHOLD” votes, abstentions and broker non-votes. The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required for the re-election of the directors in the Director Election Proposal, and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required to approve each of the Auditor Ratification Proposal and the Adjournment Proposal.

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote at the special meeting, present in person (by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 17,968,751 shares of our common stock would be required to achieve a quorum.

If you do not vote, your action will have the effect of a vote against the Charter Amendment Proposal and the Trust Amendment Proposal and, if a valid quorum is otherwise established, no effect on the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal. Likewise, abstentions, broker non-votes and withhold votes (as applicable) will have the effect of a vote against the Charter Amendment Proposal and the Trust Amendment Proposal and no effect on the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.    With respect to the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Auditor Ratification Proposal.

Q. What is a quorum requirement?

A.    A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote at the special meeting, present in person (by virtual attendance) or by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 17,968,751 shares of our common stock would be required to achieve a quorum.

Q. Who can vote at the special meeting?

A.    Only holders of record of our common stock at the close of business on November 3, 2022, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 35,937,500 shares of our common stock, consisting of 28,750,000 shares of Class A common stock and 7,187,500 shares of Class B common stock, were outstanding and entitled to vote.

Stockholder of Record:    Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person (by virtual attendance) at the special meeting or vote by proxy.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting online. However, since you are not the stockholder of record, you may not vote your shares in person (by virtual attendance) at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How does the Board recommend I vote?

A.    After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal, are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Q. What interests do our initial stockholders, directors and officers have in the approval of the proposals?

A.    Our initial stockholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of the founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of Our Initial Stockholders, Directors and Officers.”

Q. What if I object to the Charter Amendment or the Trust Amendment? Do I have appraisal rights?

A.    If you do not want the Charter Amendment Proposal and the Trust Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposals. If public stockholders do not make the Election to redeem all of their public shares in connection with the Extension, such holders will retain redemption rights in connection with an initial business combination. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment Proposal and the Trust Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if we implement the Extension and do not complete an initial business combination by the Extended Date. Our stockholders do not have appraisal rights in connection with the Charter Amendment Proposal, the Trust Amendment Proposal or any of the other proposals under the DGCL.

Q. What happens to our warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A.    If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by January 28, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by January 28, 2023.

Q. What happens to our warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are approved?

A.    If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we will continue to attempt to complete an initial business combination by the Extended Date and will retain the blank check company restrictions previously applicable to us. Our warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of an initial business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of an initial business combination or earlier upon redemption or liquidation.

Q. What do I need to do now?

A.     We urge you to read carefully and consider the information contained in this proxy statement, including the Charter Amendment and the Trust Amendment included as annexes to this proxy statement, and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A.     If you are a holder of record of our common stock, you may vote in person (by virtual attendance) at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting online. However, since you are not the stockholder of record, you may not vote your shares in person (by virtual attendance) at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How do I redeem my public shares?

A.     If the Extension is implemented, each public stockholder may seek to redeem all or a portion of such stockholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable). If the Extension is implemented, we anticipate that such stockholders who made the Election to redeem their public shares in connection with the Election would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment and Trust Amendment. Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to redeem your public shares in connection with any stockholder vote to approve an initial business combination, or if we have not consummated an initial business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?

A.     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of our common stock.

Q. Who is paying for this proxy solicitation?

A.     We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Where do I find the voting results of the special meeting?

A.     We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the special meeting.

Q. Who can help answer my questions?

A.    If you have questions, you may write or call our proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
Banks and brokers: (203) 658-9400
E-mail: DNZ.info@investor.morrowsodali.com

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section of this proxy statement entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate an initial business combination and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to us as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date and we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•        our ability to effect the Extension or consummate an initial business combination;

•        the volatility of the market price and liquidity of our securities;

•        unanticipated delays in the distribution of the funds from the trust account;

•        claims by third parties against the trust account;

•        our ability to finance and consummate an initial business combination; or

•        changes in SEC rules related to special purpose acquisition companies (“SPACs”).

You should carefully consider these risks, in addition to those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and the risk factors set forth in our other filings with the SEC, including the IPO Prospectus, our 2021 Form 10-K and our subsequently filed Quarterly Reports on Form 10-Q. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See the section of this proxy statement entitled “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should consider carefully all of the risks described in, the IPO prospectus, our 2021 Form 10-K, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Charter Amendment Proposal and the Trust Amendment Proposal involves a number of risks. Even if such proposals are approved and the Extension is implemented, we can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we expect to seek stockholder approval of an initial business combination. We are required to offer our public stockholders the opportunity to redeem their public shares in connection with the Charter Amendment Proposal and the Trust Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if such proposals are approved and the Extension is implemented, or if an initial business combination is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the implementation of the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of their shares at favorable prices, or at all.

Were we considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If a potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if a potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. Our sponsor is a U.S. entity, the managing member of our sponsor is a U.S. entity and the sole manager of such managing member is a U.S. person. However, if CFIUS has jurisdiction over our initial business combination, CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” the foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, in such circumstances, the pool of potential targets with which we could complete an initial business combination could be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, the public stockholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax.

As described under the section of this proxy statement entitled “Proposal No. 1 — The Charter Amendment Proposal — Redemption Rights,” if the deadline for us to complete an initial business combination (currently January 28, 2023) is extended, the public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase that occurs after December 31, 2022 may be subject to the excise tax, including in connection with an initial business combination, certain amendments to our charter (including the proposed Charter Amendment) or otherwise. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with an initial business combination, certain amendments to our charter (including the proposed Charter Amendment) or otherwise, (ii) the structure of an initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with an initial business combination (or otherwise issued not in connection with such initial business combination but issued within the same taxable year of such initial business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete an initial business combination and in our ability to complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.

On March 30, 2022, the SEC issued proposed rules relating to certain activities of SPACs (the “SPAC Rule Proposals”), relating to, among other things, circumstances in which SPACs could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its IPO (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of the IPO Registration Statement or that may not complete its initial business combination within 24 months after such date. We have not entered into a definitive initial business combination agreement within 18 months after the effective date of our IPO Registration Statement and do not expect to complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the trust account and instead to hold the funds in the trust account in cash until the earlier of the consummation of an initial business combination or our liquidation. As a result, following the liquidation of securities in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the trust account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct the trustee with respect to the trust account to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of an initial business combination or liquidation of the Company. Following such liquidation of the securities held in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company.

BACKGROUND

We are a blank check company incorporated on October 7, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as an initial business combination.

On January 28, 2021, we consummated the IPO of 28,750,000 units, including the issuance of 3,750,000 units as a result of the underwriters’ full exercise of their over-allotment option, with each unit consisting of one share of Class A common stock and one-third of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment. The units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $287,500,000. Simultaneously with the consummation of the IPO, we consummated the private placement of 4,915,217 and 184,783 warrants (“private placement warrants”) to our sponsor and Loop Capital Markets LLC (“Loop Capital”), respectively, or an aggregate of 5,100,000 private placement warrants, at a price of $1.50 per private placement warrant, generating total gross proceeds of $7,650,000 (the “private placement”).

Immediately following the closing of the IPO, a total of $287,500,000 ($10.00 per unit) of the net proceeds from the IPO and the private placement was placed in a trust account established for the benefit of the public stockholders, with Continental Stock Transfer & Trust Company acting as trustee. As of June 30, 2022, we had approximately $287.9 million in the trust account.

On October 19, 2020, we issued 7,187,500 founder shares to our sponsor for an aggregate purchase price of $25,000, or approximately $0.003 per share. In December 2020, our sponsor transferred an aggregate of 175,000 founder shares to certain of our independent directors and special advisors at their original purchase price. Subsequently, in January 2021, our sponsor transferred an aggregate of 100,000 founder shares to Loop Capital at their original purchase price. The founder shares are automatically convertible into shares of Class A common stock concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.

Our units began trading on January 26, 2021 on the NYSE under the symbol “DNZ.U.” Commencing on March 18, 2021, the Class A common stock and warrants comprising the units began separate trading on the NYSE under the symbols “DNZ” and “DNZ WS,” respectively. Those units not separated continue to trade on the NYSE under the symbol “DNZ.U.”

The mailing address of our principal executive office is D and Z Media Acquisition Corp., 2870 Peachtree Road NW, Suite 509, Atlanta, GA 30305, and our telephone number is (404) 585-8233. Our corporate website is www.dandzmedia.com. The contents of our corporate website are not incorporated into this proxy statement and our reference to the URL of our corporate website is intended to be an inactive textual reference only.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

THE SPECIAL MEETING

Date, Time and Place.    The special meeting will be held at 12:00 p.m. Eastern Time on            , 2022 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the special meeting via a live webcast available at            . The special meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the special meeting.

To pre-register for the special meeting, please follow the below instructions as applicable to the nature of your ownership of our common stock. Pre-registration is recommended but not required to attend the special meeting and is available starting at 9:00 a.m. Eastern Time on            , 2022 (five business days prior to the special meeting).

If your shares are registered in your name with our transfer agent and you wish to attend and participate in the virtual meeting, go to            , enter the control number you received on your proxy card and click on the “Click here” to pre-register for the online meeting link at the top of the page. Just prior to the start of the special meeting you will need to log back into the above website using your control number. If you do not have your control number, contact Continental Stock Transfer & Trust Company, our transfer agent, by telephone at 917-262-2373 or by e-mail at proxy@continentalstock.com.

Beneficial stockholders who wish to attend and participate in the virtual meeting must (i) obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and (ii) e-mail a copy (a legible photograph is sufficient) of their legal proxy to our transfer agent at proxy@continentalstock.com. Beneficial stockholders who e-mail our transfer agent a valid legal proxy will be issued a meeting control number that will allow them to pre-register to attend and participate in the virtual meeting. A beneficial stockholder who wishes to attend the virtual meeting but not vote may be issued a guest control number upon providing proof of ownership to our transfer agent. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the special meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the special meeting date.

You may also attend special the meeting telephonically by dialing 1-            (toll-free within the United States and Canada) or +1            (outside of the United States and Canada, standard rates apply). The passcode for telephone access is            #, but please note that you will not be able to vote or ask questions if you choose to attend the special meeting telephonically.

Quorum.    A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote at the special meeting, present in person (by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 17,968,751 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our common stock at the close of business on November 3, 2022, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.

Votes Required.    The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required for the re-election of the directors in the Director Election Proposal, and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required to approve each of the Auditor Ratification Proposal and the Adjournment Proposal. If you do not vote, your action will have the effect of a vote against the Charter Amendment Proposal and the Trust Amendment Proposal and, if a valid quorum is otherwise established, no effect on the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal. Likewise, abstentions, broker non-votes and withhold votes (as applicable) will have the effect of a vote against the Charter Amendment Proposal and the Trust Amendment Proposal and no effect on the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

At the close of business on the record date, there were 35,937,500 shares of our common stock issued and outstanding, consisting of 28,750,000 shares of Class A common stock and 7,187,500 shares of Class B common stock, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal and the Trust Amendment Proposal approved, you must vote against, abstain or not vote on such proposals. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which is anticipated to be paid soon after the completion of the Charter Amendment and Trust Amendment, you must make the Election to redeem your public shares. Public stockholders may make the Election to redeem all or a portion of their public shares regardless of whether they vote for or against the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote or do not instruct their broker or bank how to vote.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. No recommendation is being made as to whether you should make the Election to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person (by virtual attendance) at the special meeting.

We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $              , as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material that may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

We are proposing to amend our charter, in the form set forth as Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from January 28, 2023 to the Extended Date. All stockholders are encouraged to read the proposed Charter Amendment in its entirety for a more complete description of its terms.

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. As contemplated by the IPO Prospectus and in accordance with our charter, we will not proceed with the Extension if the number of redemptions of public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by January 28, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by January 28, 2023 or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Reasons for the Proposal

The IPO Prospectus and our charter provide that we have until January 28, 2023 to consummate an initial business combination. While we are currently in discussions with respect to business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but the Board currently believes that there will not be sufficient time before January 28, 2023 to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission announcing such proposed business combination.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to effect an amendment to our charter that would extend our corporate existence beyond January 28, 2023. Additionally, the IPO Prospectus and our charter require that all public stockholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by our charter. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public stockholders who wish to redeem their public shares the opportunity to do so, as required under our charter. Accordingly, we believe the Extension is consistent with our charter and the IPO Prospectus.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by January 28, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by January 28, 2023.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by January 28, 2023. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, we will not effect the Extension, and in the event we do not complete an initial business combination on or before January 28, 2023, the trust account will be liquidated and distributed to the public stockholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Board determines to implement the Extension, we will file the Charter Amendment with the Secretary of State of the State of Delaware and enter into the Trust Amendment with Continental Stock Transfer & Trust Company. We will remain a reporting company under the Exchange Act, and our units, Class A common stock and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, or if the Extension is not implemented and we do not consummate an initial business combination by January 28, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by January 28, 2023 or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by January 28, 2023 or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $287.9 million that was in the trust account as of June 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.

As contemplated by the IPO Prospectus and in accordance with our charter, we will not proceed with the Extension if the number of redemptions of public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Redemption Rights

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we will provide the public stockholders making the Election the opportunity to receive, soon after the completion of the Charter Amendment and Trust Amendment, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable). Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to redeem your public shares in connection with any stockholder vote to approve an initial business combination, or if we have not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON            , 2022 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may make the Election to redeem all or a portion of their public shares even if they vote for or against the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote or do not instruct their broker or bank how to vote.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote on the Charter Amendment Proposal and the Trust Amendment Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s Election is irrevocable once the Charter Amendment Proposal and the Trust Amendment Proposal are approved. In furtherance of such irrevocable Election, stockholders making the Election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to make the Election to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment Proposal and the Trust Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or are otherwise abandoned, or if such proposals are approved and the Extension is not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal and the Trust Amendment Proposal will not be approved or will be otherwise abandoned, or following the approval of such proposals, that the Extension will not be implemented. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal and the Trust Amendment Proposal, if the Extension is implemented, would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment and Trust Amendment. The transfer agent will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, we will redeem each public share for a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), calculated as of two days prior to the filing of the Charter Amendment with the Secretary of State of the State of Delaware. As of June 30, 2022, this would amount to approximately $10.01 per share. The closing price of our Class A common stock on the New York Stock Exchange on            , 2022 was $            . Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $            [more] for each share than if such stockholder sold its public shares in the open market. We cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own the shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your stock certificate(s) to our transfer agent at least two business days prior to the special meeting. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or if such proposals are otherwise abandoned, such shares will be returned promptly following the special meeting as described above. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is not implemented, such shares will be returned promptly followed the determination that the Extension will not be implemented.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our sponsor’s only assets are our securities. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.01 (based on the approximate amount of $287.9 million held in the trust account as of June 30, 2022). Nevertheless, we cannot assure you that the per share distribution from the trust account, if we liquidate, will not be less than $10.01, plus interest, due to unforeseen claims of potential creditors.

In the event that the proceeds in the trust account are reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per share due to reductions in the value of the trust assets, in each case less taxes payable, and our sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to the public stockholders may be reduced below $10.00 per share.

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting. Abstentions, broker non-votes or failure to vote will have the effect of a vote against the Charter Amendment Proposal. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by January 28, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by January 28, 2023.

All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of 7,187,500 founder shares, representing 20% of our issued and outstanding shares of common stock.

Subject to applicable securities laws, our initial stockholders, officers, directors or their affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our initial stockholders purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by our initial stockholders, officers, directors or their affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the special meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Charter Amendment Proposal and the Trust Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to our initial stockholders, officers, directors or their affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for a proposed initial business combination and could decrease the chances that a proposed initial business combination would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by our initial stockholders, officers, directors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Charter Amendment Proposal or the Trust Amendment Proposal.

Interests of Our Initial Stockholders, Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that our initial stockholders, directors and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by January 28, 2023, in accordance with our charter, the aggregate 7,187,500 founder shares beneficially owned by our initial stockholders, officers, directors and their affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will be the aggregate 5,100,000 private placement warrants that were acquired simultaneously with the IPO by our sponsor and Loop Capital for an aggregate purchase price of $7,650,000, which will expire. Such founder shares and private placement warrants had an aggregate market value of approximately $            based on the closing price of our Class A common stock and warrants of $            and $            , respectively, on the NYSE on            , 2022;

•        Even if the trading price of our Class A common stock was as low as $1.07 per share, the aggregate market value of the founder shares alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in us by our initial stockholders. As a result, if an initial business combination is completed, our initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by January 28, 2023, our initial stockholders will lose their entire investment in us;

•        In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement;

•        All rights specified in our charter relating to the right of officers and directors to be indemnified by us, and of our officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination. If an initial business combination is not approved and we liquidate, we will not be able to perform our obligations to our officers and directors under those provisions;

•        Our sponsor is obligated to pay $30,000 per month to Mark Wiltamuth, our Chief Financial Officer, for his services prior to the consummation of an initial business combination until the earlier of the completion of an initial business combination and our liquidation, subject to the terms of an agreement between our sponsor and Mr. Wiltamuth that was entered into after the consummation of the IPO. Upon the completion of an initial business combination and our liquidation, our sponsor will cease paying these monthly fees. Accordingly, Mr. Wiltamuth may continue to receive such payments beyond January 28, 2023 if the Charter Amendment Proposal and the Trust Amendment Proposal are approved;

•        Other than our sponsor’s obligation to pay monthly fees to Mr. Wiltamuth described above, none of our officers or directors has received any cash compensation for services rendered to us. All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following an initial business combination and receive compensation thereafter;

•        Our sponsor, executive officers and directors, or any of their respective affiliates, are entitled to reimbursement for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by January 28, 2023, they will not have any claim against the trust account for reimbursement. Accordingly, we may not be able to reimburse these expenses if an initial business combination is not completed; and

•        On September 28, 2021, we issued an unsecured promissory note to our sponsor, whereby our sponsor has agreed to loan up to $1,000,000 to us for working capital needs (the “Sponsor Working Capital Loan”). The Sponsor Working Capital Loan accrues no interest on the unpaid principal balance. The Sponsor Working Capital Loan is due on the earlier of (i) the date on which we consummate an initial business combination and (ii) the date that our winding up is effective. As of June 30, 2022, we had an outstanding balance of $650,000 under the Sponsor Working Capital Loan. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by January 28, 2023, our sponsor will not have any claim against the trust account with respect to the Sponsor Working Capital Loan. Accordingly, we may not be able to repay the Sponsor Working Capital Loan if an initial business combination is not completed.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is advisable and unanimously recommends that you vote “FOR” such proposal. The Board expresses no opinion as to whether you should make the Election to redeem your public shares.

We are a blank check company incorporated on October 7, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On January 28, 2021, we consummated the IPO of 28,750,000 units, including the issuance of 3,750,000 units as a result of the underwriters’ full exercise of their over-allotment option, with each unit consisting of one share of Class A common stock and one-third of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment. The units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $287,500,000. Simultaneously with the consummation of the IPO, we consummated the private placement of 4,915,217 and 184,783 private placement warrants to our sponsor and Loop Capital, respectively, or an aggregate of 5,100,000 private placement warrants, at a price of $1.50 per private placement warrant, generating total gross proceeds of $7,650,000.

The IPO Prospectus and our charter provide that we have until January 28, 2023 to consummate an initial business combination. The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. While we are currently in discussions with respect to business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but the Board currently believes that there will not be sufficient time before January 28, 2023 to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing such proposed business combination.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to effect an amendment to our charter that would extend our corporate existence beyond January 28, 2023. Additionally, the IPO Prospectus and our charter require that all public stockholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by our charter. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public stockholders who wish to redeem their public shares the opportunity to do so, as required under our charter. Accordingly, we believe the Extension is consistent with our charter and the IPO Prospectus.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the Charter Amendment Proposal. The Board expresses no opinion as to whether you should make the Election to redeem your public shares.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

We are proposing to amend the Trust Agreement, in the form set forth as Annex B to this proxy statement, to provide for the Extension to the Extended Date pursuant to the Charter Amendment. All stockholders are encouraged to read the proposed Trust Amendment in its entirety for a more complete description of its terms.

Reasons for the Proposal

The purpose of the Trust Amendment is to provide for the Extension to the Extended Date pursuant to the Charter Amendment. For the reasons discussed under “Proposal No. 1 — The Charter Amendment Proposal”, the Board currently believes that there will not be sufficient time before January 28, 2023 to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date.

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. As contemplated by the IPO Prospectus and in accordance with our charter, we will not proceed with the Extension if the number of redemptions of public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

After careful consideration of all relevant factors, the Board has determined that the Trust Amendment Proposal is advisable and unanimously recommends that you vote “FOR” such proposal.

If the Trust Amendment Proposal Is Not Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by January 28, 2023, as contemplated by the IPO Prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by January 28, 2023.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by January 28, 2023. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Board determines to implement the Extension, we will file the Charter Amendment with the Secretary of State of the State of Delaware and enter into the Trust Amendment with Continental Stock Transfer & Trust Company. We will remain a reporting company under the Exchange Act, and our units, Class A common stock and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, or if the Extension is not implemented and we do not consummate an initial business combination by January 28, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by January 28, 2023 or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting. Abstentions, broker non-votes or failure to vote will have the effect of a vote against the Trust Amendment Proposal. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Trust Amendment Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of 7,187,500 founder shares, representing 20% of our issued and outstanding shares of common stock.

As described under “Proposal No. 1 — The Charter Amendment Proposal — Required Vote”, subject to applicable securities laws, our initial stockholders, officers, directors or their affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Any of our securities purchased by our initial stockholders, officers, directors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Charter Amendment Proposal or the Trust Amendment Proposal.

Our initial stockholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of the founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of Our Initial Stockholders, Directors and Officers.”

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Recommendation of the Board

The Board UNANIMOUSLY recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL NO. 3 — THE DIRECTOR ELECTION PROPOSAL

At the special meeting, stockholders are being asked to re-elect two directors to the Board to serve as Class I directors.

Pursuant to our charter, the Board is currently divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of the initial Class I directors expires at our first annual meeting stockholders, the term of the initial Class II directors expires at our second annual meeting of stockholders and the term of the initial Class III directors expires at our third annual meeting of stockholders. Commencing at our first annual meeting of stockholders, and then at each following annual meeting of stockholders, directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the third annual meeting following their election. Directors whose terms expire at an annual meeting of stockholders may also be re-elected for a further three-year period if nominated by the Board.

As the special meeting is in lieu of our 2022 annual meeting of stockholders (being our first annual meeting of stockholders since the IPO), the terms of the initial Class I directors, Messrs. Kurnit and Panton, will expire at the special meeting. However, the Board has nominated each of such individuals for re-appointment as Class I directors, to hold office until the third annual meeting of stockholders following the special meeting, or until his successor is elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted to re-elect each of Messrs. Kurnit and Panton unless any such individual is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that either nominee will be unavailable or, if elected, will decline to serve. Any shares not voted “FOR” a particular nominee, whether as a result of an abstention, a direction to withhold authority or a broker non-vote, will not be counted in the nominee’s favor.

For a biography of Messrs. Kurnit and Panton, please see the section of this proxy statement entitled “Management.”

Required Vote

The re-election of the directors in the Director Election Proposal requires a plurality of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting. This means that the two nominees who receive the highest number of “FOR” votes will be elected as directors, even if those nominees do not receive a majority of the votes cast. You may vote for or withhold your vote for all, or any, of the nominees. Cumulative voting is not permitted in the election of directors.

All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of each of the directors named in the Director Election Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of 7,187,500 founder shares, representing 20% of our issued and outstanding shares of common stock.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the election of each of the nominees named above.

PROPOSAL NO. 4 — THE AUDITOR RATIFICATION PROPOSAL

We are asking our stockholders to ratify the selection by our audit committee of Marcum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our audit committee is directly responsible for appointing our independent registered public accounting firm. Our audit committee is not bound by the outcome of this vote. However, if our stockholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022, our audit committee intends to reconsider the selection of Marcum as our independent registered public accounting firm.

Marcum has audited our financial statements for the fiscal year ended December 31, 2021 and the period from October 7, 2020 (inception) through December 31, 2020. Representatives of Marcum have been invited to but are not expected to be present at the special meeting to answer questions.

The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Quarterly Reports on Form 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2021 and for the period from October 7, 2020 (inception) through December 31, 2020 totaled $71,585 and $15,450, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the year ended December 31, 2021 and for the period from October 7, 2020 (inception) through December 31, 2020.

Tax Fees

We did not pay Marcum for tax planning and tax advice for the year ended December 31, 2021 and for the period from October 7, 2020 (inception) through December 31, 2020.

All Other Fees

We did not pay Marcum for other services for the year ended December 31, 2021 and for the period from October 7, 2020 (inception) through December 31, 2020.

Pre-Approval Policy

Our audit committee was formed in connection with the effectiveness of our IPO Registration Statement. As a result, our audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by the Board. Since the formation of our audit committee, and on a going-forward basis, our audit committee has and will pre-approve all audit services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by our audit committee prior to the completion of the audit).

Required Vote

The Auditor Ratification Proposal must be approved by the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting.

All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Auditor Ratification Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of 7,187,500 founder shares, representing 20% of our issued and outstanding shares of common stock.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the Auditor Ratification Proposal.

PROPOSAL NO. 5 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Adjournment Proposal is not approved by our stockholders, the chairman of the special meeting will not exercise his or her ability to adjourn the special meeting to a later date (which he or she would otherwise have under the charter) in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

Required Vote

The Adjournment Proposal, if presented, must be approved by the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting.

All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Adjournment Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of 7,187,500 founder shares, representing 20% of our issued and outstanding shares of common stock.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age	Position
Betty Liu	49	Chairman, President and Chief Executive Officer
Mark Wiltamuth	56	Chief Financial Officer
Brian Grazer	71	Director
Scott Kurnit	68	Director
David Panton	50	Director
Louise Sams	64	Director
Christine Zhao	50	Director

Betty Liu has served as our Chairman, President, and Chief Executive Officer since our inception. She is a highly accomplished entrepreneur, journalist, producer, and corporate executive with more than 25 years of professional experience working domestically and internationally. Her extensive background in financial journalism and professional education content, and later as a senior executive at Intercontinental Exchange (“ICE”, NYSE: ICE), has provided Ms. Liu unmatched connectivity and access to C-suite executives and directors across a variety of industries and geographies, domestically and internationally, particularly in Asia.

Ms. Liu most recently served as the Executive Vice Chairman of the NYSE and Chief Experience Officer for the NYSE’s parent company, ICE. She was also a member of the NYSE Group board of directors. Ms. Liu oversaw the NYSE’s digital marketing operations, including customer-centric messaging, branding, digital events, and other core growth initiatives that were linear to the company’s long-term strategy. In this capacity, Ms. Liu directly managed the development of the Investor Access series, ICE CEO Forum, and monthly C-suite engagement events, which collectively brought together more than 1,600 senior executives of some of the largest publicly-listed companies, including senior executives within the media and ed-tech sectors. In addition to her role in marketing and strategy, through her role at the NYSE, Ms. Liu was actively involved in more than 25 initial public offerings, including some of the largest listings in recent history for companies such as Uber (NYSE: U), Pinterest (NYSE: PINS), and Tencent Music (NYSE: TME). Because of her background and connectivity, Ms. Liu was closely consulted and heavily involved in the planning process for several media and technology businesses as they evaluated considerations regarding becoming a public company.

Prior to ICE, Ms. Liu served as the Founder and CEO of Radiate, an online, subscription-based ed-tech content company focused on leadership, business, and personal development strategies for millennial managers and executives. As the Founder, Ms. Liu led day-to-day operations of the business and scaled the platform from concept to more than 20,000 monthly active professional subscribers in less than 2 years. Ms. Liu led the company through multiple rounds of venture-backed capital raises from notable venture capital investors, such as RSE Ventures and University Ventures. Radiate was acquired by ICE in 2018.

From 2007 to 2018, Ms. Liu was an award-winning business journalist, serving as a leading anchor and editor-at-large for Bloomberg Television and Bloomberg Radio (“Bloomberg”) in New York City. Ms. Liu hosted “In the Loop” and developed several franchises including “Titans at the Table,” which focused on leaders in finance, markets, entertainment, and business, reaching over 340 million viewers globally. “In the Loop” was the highest-rated morning show on Bloomberg TV and Ms. Liu was the sole anchor since the show’s inception in 2009. Before joining Bloomberg, Ms. Liu was an anchor for CNBC Asia based in Hong Kong, serving as part of the leadership group which helped build CNBC Asia into a market-leading news network within the region.

Prior to 2007, Ms. Liu was the Atlanta Bureau Chief for the Financial Times, served as the Taiwan Bureau Chief for Dow Jones Newswires, and separately was their Hong Kong-based regional correspondent. In 1997, she received a Dow Jones Newswires Award for her coverage of the Asian financial crisis. Ms. Liu earned a Bachelor of Arts from the University of Pennsylvania.

We believe Ms. Liu is well-qualified to serve on the Board due to her extensive executive experience in the media and ed-tech sectors, her experience with public companies, her business leadership, and her operational experience.

Mark Wiltamuth has served as our Chief Financial Officer since October 2020, is a highly experienced executive, and has served in a variety of roles throughout his 30+ year career, including corporate strategy, mergers & acquisitions, P&L management, business development, and equity research. Mr. Wiltamuth’s background provides a unique combination of operations and corporate finance, having evaluated and assessed business models across various industries from the perspective of a business operator and an equity market analyst.

Prior to joining DNZ, Mr. Wiltamuth spent three years, from August 2017 to July 2020, at PETCO, a leading, US-based private equity-owned omnichannel retailer of pet products, supplies, and services with 1,500 stores and annual revenue over $4.5 billion. PETCO has been at the forefront of a significant digital transformation that saw PETCO evolve from a traditional brick-and-mortar retailer to a fully integrated, technology enabled multi-channel platform with a strong digital presence supported by a nationwide physical network. Over the course of his three-year tenure at PETCO, Mr. Wiltamuth served in various senior-level finance and corporate development roles including finance leader for the company’s international operations, head of investor relations, advisor to the CEO and CFO, and board member for PETCO Mexico. At PETCO, Mr. Wiltamuth played an active role in the evaluation and structuring of potential strategic acquisition opportunities, the divestiture of non-core and real estate assets, the identification and turnaround of under-performing business units, and the crafting and communicating of the company’s investment strategy and performance to lenders, shareholders, and analysts.

Mr. Wiltamuth brings a refined investment perspective from his 23-year career in equity research at major investment banks including Morgan Stanley (NYSE: MS), Jefferies (NYSE: JEF), NatWest Securities, and ING Furman Selz, where he covered public companies in the consumer and retail sectors. Most recently, Mr. Wiltamuth served as a managing director of equity research at Jefferies from 2013 to 2016. His tenure as an equity research analyst overlapped with a transformative period in retail in which companies were rolling out new initiatives to capture the exponential growth of online retail, smartphone device adoption, and data analytics. His primary role was to evaluate and assess business models, earnings models, and the impact of new initiatives on company performance and valuation. During his career, he was ranked as a leading analyst by Institutional Investor and received multiple stock-picking awards from The Wall Street Journal and The Financial Times.

During his time as an equity research analyst, Mr. Wiltamuth worked on more than 10 initial public offerings across multiple sectors, including Chipotle (NYSE: CMG), The Fresh Market (Nasdaq: TFM), Burger King (NYSE: QSR), Amplify Snack Brands (NYSE: BETR), GNC (NYSE: GNC), Monsanto (NYSE: MON), Bunge (NYSE: BG), Einstein-Noah Restaurant Group (Nasdaq: BAGL), and Seminis (Nasdaq: SMNS). We believe his years of identifying investment themes and value creation levers, combined with his extensive interaction with management teams and institutional investors, will be valuable in sourcing and closing a successful M&A transaction.

Mr. Wiltamuth holds a Bachelor of Science in Computer Science from Duke University and a Master of Business Administration from The University of Texas at Austin.

Brian Grazer, one of our directors since January 2021, is an award-winning film and television producer. Mr. Grazer is the co-chairman of television and film production studio, Imagine, which he co-founded with Ron Howard in 1985 and subsequently grew to five divisions including Imagine Features, Imagine Television Studios, Imagine Documentaries, Imagine Kids+Family, and Imagine Artist Management. Related Imagine subsidiaries include Jax Media, which was acquired in 2018, and used as a platform to launch the Imagine Artist Management division in 2019. As both a writer and producer, Mr. Grazer has been personally nominated for four Academy Awards, and in 2002 won the Best Picture Oscar for “A Beautiful Mind” and four Golden Globe Awards (including Best Motion Picture Drama). Over the years, Mr. Grazer’s films and TV shows have been nominated for 43 Oscars and 198 Emmys. Imagine’s productions have generated gross sales of more than $15 billion in worldwide theatrical, music and video. Imagine’s other productions include “The Da Vinci Code”, “Angels and Demons”, “Apollo 13”, “Splash”, “Friday Night Lights”, “American Gangster”, “Inside Man”, “8-Mile” and “Solo: A Star Wars Story”. Mr. Grazer received a degree in Cinema Television from the University of Southern California in 1974.

We believe Mr. Grazer is well-qualified to serve on the Board due to his extensive management experience in the entertainment industry.

Scott Kurnit, one of our directors since January 2021, is an investor and advisor focused on the digital ecosystem. Mr. Kurnit founded and served as Chairman and CEO of About, Inc. (“About”, Nasdaq: BOUT). After Mr. Kurnit led About’s initial public offering, the firm grew to a public market value of $1.425 billion and was the fifth largest of all Web properties. About invented or popularized important Internet staples such as blogging, content search engine optimization, and contextual pay-per-click advertising. About bought five companies during Mr. Kurnit’s tenure. He led the merger with KKR’s Primedia (where he sat on the Board) and participated in the subsequent sales of About to NYT (NYSE: NYT) and IAC (Nasdaq: IAC). In addition to founding four companies, Mr. Kurnit led the team that embedded the first Web browser into an online service, started the first Pay Per View cable network, and co-led the team that implemented the first use of national caller ID. Throughout his career, Mr. Kurnit has been a filmmaker, TV director, station program manager, marketer, and CEO. He has worked at the highest levels of Warner, Viacom, News Corp., PBS, IBM, and MCI companies. He is an investor in 13 venture capital funds and has invested directly in 70 startups, including Radiate, Business Insider, SmartBrief, Metaverse, Smarterer, and MasterClass. His direct investments have included exits to Axel Springer, Future, Pluralsight, Uber, Canon, and Cisco Systems. Mr. Kurnit is currently a Director at Brightcove (Nasdaq: BCOV), a cloud-based video service provider. Mr. Kurnit also serves as Chairman of RiverRock, an investment and advisory firm focused on the digital ecosystem. Mr. Kurnit has been with RiverRock since 2018. Prior to joining RiverRock, Mr. Kurnit served as Chairman of Keep Holdings, Inc., an internet commerce firm, from 2011 until 2018. Mr. Kurnit holds a Bachelor of Arts in Communications from Hampshire College.

We believe Mr. Kurnit is well-qualified to serve on the Board due to his extensive investment experience, his operational experience and his experience in dealing with strategic matters of technology and media companies.

David Panton, one of our directors since January 2021, is a co-founder of Navigation Capital Partners LP. In addition to his role at Navigation Capital, Mr. Panton is also the Chairman of Panton Equity Partners, a private family office, which he founded in 2012. He has 20 years of investment banking and private equity experience and has sourced and led over 20 control transactions in various industries (including the telecom, media, and technology industry) with an aggregate enterprise value of over $5 billion, including successful sales of portfolio companies to buyers such as Dell Inc., the Blackstone Group, and One Equity Partners. Mr. Panton is a co-founder and former Chief Strategy Officer of American Virtual Cloud Technologies (Nasdaq: AVCT), which previously raised $310 million in July 2017 as Pensare Acquisition Corp., and completed an acquisition of Computex Technology Solutions in April 2020.

We believe Mr. Panton is well-qualified to serve on the Board due to his extensive investment experience, his operational experience and his experience in dealing with strategic matters relating to SPACs.

Louise Sams, one of our directors since January 2021, has extensive experience as both a media executive and a practicing attorney. As a result of her broad range of business and legal experience, Ms. Sams brings valuable business development, corporate governance, technology, and international experience to the Board. Ms. Sams previously was the Executive Vice President and General Counsel of Turner Broadcasting System, Inc. (NYSE: TWX), a television and media conglomerate, from March 2000 until October 2019. During the last two years of her career, Ms. Sams played a lead role in the $109.9 billion merger of Time Warner Inc. and AT&T (NYSE: T). Ms. Sams also served as President of Turner Broadcasting System International, Inc. from 2003 until 2012. In her role, she oversaw the production, distribution and advertising sales of Turner’s international networks and digital services. Prior to joining Turner in 1993 as a corporate attorney, Ms. Sams was an associate at White & Case, specializing in mergers and acquisitions and securities law. Ms. Sams is currently a Director at CoStar Group (Nasdaq: CSGP), a provider of information, analytics, and online marketplaces to the real estate industry, and a Director at Loop Industries, Inc (Nasdaq: LOOP), a clean technology company. Ms. Sams holds a Bachelor of Arts in English from Princeton University and a Juris Doctor degree from the University of Virginia School of Law.

We believe Ms. Sams is well-qualified to serve on the Board due to her legal expertise, her operational experience and her experience in dealing with the complex strategic matters of a public company.

Christine Zhao, one of our directors since January 2021, has significant operational and financial management experience. Ms. Zhao currently serves as Chief Financial Officer of Tiedemann Advisors, an independent investment and wealth management platform for high-net-worth families and institutions. She also serves as Director & CFO of Edoc Acquisition Corp (Nasdaq: ADOC), a healthcare-focused SPAC, and Board member of Jaguar Global Growth Corp I (Nasdaq: JGGC), a prop tech focused SPAC. Additionally, she is Chair of Governance and Nomination Committee of publicly listed biopharma company BeyondSpring Inc. (Nasdaq: BYSI) and a Board member of fintech

SaaS company Urban FT. Ms. Zhao has extensive experience in China, having been the Group CFO of Best Inc., a pre-IPO unicorn with a valuation of more than $3 billion and was subsequently listed on the NYSE. Previously, she was a Managing Director in Bank of America Merrill Lynch and Executive Director at JPMorgan, where she held regional CFO/COO in transaction banking and corporate banking units, and senior positions in HQ across treasury, liquidity/capital management and risk management functions. Ms. Zhao received an MBA from Harvard Business School in 2002, a master’s degree in Economics and Finance from University of Alabama in 1997 and a bachelor’s degree in Economics with distinction from Fudan University in China in 1995.

We believe Ms. Zhao is well qualified to serve on the Board due to her experience in strategy and investing acquired over the course of her career spent working in private equity, as a financial officer and as an investment banker.

Number and Terms of Office of Officers and Directors

The Board consists of six members and is divided into three classes with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with the NYSE corporate governance requirements, we were not required to hold an annual meeting until one year after our first fiscal year end following our listing on the NYSE. The term of office of the first class of directors, consisting of Mr. Kurnit and Mr. Panton, will expire at the special meeting. The term of office of the second class of directors, consisting of Mr. Grazer and Ms. Sims, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Ms. Liu and Ms. Zhao, will expire at the third annual meeting of stockholders.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. The Board is authorized to appoint officers as it deems appropriate pursuant to our charter.

Executive Compensation

None of our executive officers or directors have received any cash compensation for services rendered to us, other than as set forth below. We had agreed, commencing on January 26, 2021, to pay our sponsor a monthly fee of $15,000 for office space and secretarial and administrative services until the earlier of the completion of our initial business combination and our liquidation. On May 25, 2021, we agreed with our sponsor to cease such agreement. Our sponsor is obligated to pay $30,000 per month to Mr. Wiltamuth, our Chief Financial Officer, for his services prior to the consummation of an initial business combination until the earlier of the completion of an initial business combination and our liquidation, subject to the terms of an agreement between our sponsor and Mr. Wiltamuth that was entered into after the consummation of the IPO. In addition, our sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, executive officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made from funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, has been or will be paid by us to our sponsor, executive officers, and directors, or any of their respective affiliates, prior to completion of an initial business combination.

After the completion of an initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on the Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of an initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after an initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of an initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Committees of the Board

The Board has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Each of our audit committee, compensation committee and nominating and corporate governance committee is composed solely of independent directors. The charter of each committee is available on our corporate website. The information contained on or accessible through our corporate website or any other website that we may maintain is not incorporated by reference into this proxy statement.

Audit Committee

Our audit committee consists of Ms. Zhao (chair), Ms. Sams and Mr. Kurnit, each of whom is an independent director under the rules of the NYSE and applicable SEC rules. Each member of our audit committee is financially literate and the Board has determined that Ms. Zhao qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        assisting Board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors; the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Our audit committee charter is available on our corporate website. The information contained on or accessible through our corporate website or any other website that we may maintain is not incorporated by reference into this proxy statement.

Compensation Committee

Our compensation committee consists of Mr. Kurnit (chair), Mr. Grazer and Ms. Sams, each of whom is an independent director under the rules of the NYSE and applicable SEC rules. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and making recommendations to the Board with respect to the compensation, and any incentive compensation and equity-based plans that are subject to Board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Our compensation committee charter provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.

Our compensation committee charter is available on our corporate website. The information contained on or accessible through our corporate website or any other website that we may maintain is not incorporated by reference into this proxy statement.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Mr. Grazer (chair), Mr. Panton and Ms. Zhao, each of whom is an independent director under the rules of the NYSE. We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

•        screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the Board, and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board;

•        developing and recommending to the Board and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the Board, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

Our nominating and corporate governance committee charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. Prior to our initial business combination, holders of the public shares will not have the right to recommend director candidates for nomination to the Board.

Our nominating and corporate governance committee charter is available on our corporate website. The information contained on or accessible through our corporate website or any other website that we may maintain is not incorporated by reference into this proxy statement.

Code of Business Conduct and Ethics, Corporate Governance Guidelines and Committee Charters

We have adopted a code of business conduct and ethics applicable to all of our directors, officers and employees (if any). A copy of our code of business conduct and ethics will be provided without charge upon request to us in writing at 2870 Peachtree Road NW, Suite 509, Atlanta, GA 30305 or by telephone at (404) 585-8233. We intend to disclose any amendments to or waivers of certain provisions of our code of business conduct and ethics in a Current Report on Form 8-K.

The Board has also adopted corporate governance guidelines in accordance with the corporate governance rules of the NYSE that serve as a flexible framework within which the Board and its committees operate. These guidelines cover a number of areas including Board membership criteria and director qualifications, director responsibilities, Board agenda, roles of the chairman of the Board, chief executive officer and presiding director, meetings of independent directors, committee responsibilities and assignments, Board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning.

Copies of our corporate governance guidelines, code of business conduct and ethics, audit committee charter, compensation committee charter and nominating and corporate governance committee charter are available on our corporate website. The information contained on or accessible through our corporate website or any other website that we may maintain is not incorporated by reference into this proxy statement.

Legal Proceedings

There is no material litigation, arbitration, governmental proceeding or any other legal proceeding currently pending or known to be contemplated against us or any members of our management team in their capacity as such.

Report of the Audit Committee*

Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to the Board that the audited financial statements be included in our 2021 Form 10-K.

Submitted by our audit committee:

Christine Zhao
Louise Sams
Scott Kurnit

____________

*        The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of, 2022, by:

•        each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

•        each of our officers and directors; and

•        all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of our warrants, including the private placement warrants, because such warrants are not exercisable within 60 days of the date of this proxy statement.

We have based our calculation of the percentage of beneficial ownership on 35,937,500 shares of common stock outstanding on            , 2022, consisting of 28,750,000 shares of Class A common stock and 7,187,500 shares of Class B common stock.

	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class
D and Z Media Holdings LLC(3)	—	—	6,912,500	96.2%	19.2%
Betty Liu(3)	—	—	6,912,500	96.2%	19.2%
Mark Wiltamuth(4)	—	—	—	—	—
Brian Grazer(4)	—	—	50,000	*	*
Scott Kurnit	—	—	25,000	*	*
David Panton(4)	—	—	—	—	—
Louise Sams	—	—	25,000	*	*
Christine Zhao	—	—	25,000	*	*
All directors and executive officers as a group (7 individuals)	—	—	7,037,500	97.9%	19.6%
Glazer Capital, LLC(5)	2,420,703	8.4%	—	—	6.7%
Aristeia Capital, L.L.C.(6)	1,836,727	6.4%	—	—	5.1%
Saba Capital Management, L.P.(7)	1,659,085	5.8%	—	—	4.6%

____________

*        Less than one percent.

(1)      Unless otherwise indicated, the business address of each of the persons and entities is 2870 Peachtree Road SW, Suite 509, Atlanta, GA 30305.

(2)      Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares will automatically convert into Class A common stock concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.

(3)      Our sponsor is the record holder of such shares. DandZ Media LLC, which is controlled by Ms. Liu, is the managing member of our sponsor and has voting and investment discretion with respect to the securities held by our sponsor. Ms. Liu disclaims any beneficial ownership of the securities held by our sponsor except to the extent of her pecuniary interest therein.

(4)      Such individual has a pecuniary interest in our securities through an ownership interest in our sponsor but is not deemed a beneficial owner of such securities.

(5)      According to a Schedule 13G filed with the SEC on February 14, 2022, on behalf of Glazer Capital, LLC (“Glazer Capital”), with respect to the shares held by certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the “Glazer Funds”), and Mr. Paul J. Glazer, who serves as the Managing Member of Glazer Capital, with respect to the shares held by the Glazer Funds. The business address of this stockholder is 250 West 55th Street, Suite 30A, New York, New York 10019.

(6)      According to a Schedule 13G filed with the SEC on February 14, 2022, on behalf of Aristeia Capital, L.L.C. (“Aristeia”). Aristeia is the investment manager of, and has voting and investment control with respect to, the reported securities, which are held by one or more private investment funds. The business address of this stockholder is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

(7)      According to a Schedule 13G filed with the SEC on June 2, 2022, on behalf of Saba Capital Management, L.P., Saba Capital Management GP, LLC and Mr. Boaz R. Weinstein (collectively, the “Reporting Persons”), which Reporting Persons share voting and dispositive power with respect to the reported shares. The business address of this stockholder is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On October 19, 2020, we issued 7,187,500 founder shares to our sponsor for an aggregate purchase price of $25,000, or approximately $0.003 per share. In December 2020, our sponsor transferred an aggregate of 175,000 founder shares to certain of our independent directors and special advisors at their original purchase price. Subsequently, in January 2021, our sponsor transferred an aggregate of 100,000 founder shares to Loop Capital at their original purchase price. The founder shares are automatically convertible into shares of Class A common stock concurrently with or immediately following the consummation of an initial business combination on a one-for-one basis, subject to adjustment.

Subject to certain limited exceptions, our initial stockholders have agreed not to transfer, assign or sell any of their founder shares until the earlier to occur of: (i) one year after the completion of an initial business combination and (ii) the date following the completion of an initial business combination on which we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the closing price of our Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after an initial business combination, the founder shares will be released from the lockup.

Simultaneously with the consummation of the IPO, we consummated the private placement of 4,915,217 and 184,783 private placement warrants to our sponsor and Loop Capital, respectively, or an aggregate of 5,100,000 private placement warrants, at a price of $1.50 per private placement warrant, generating total gross proceeds of $7,650,000. The private placement warrants are identical to the warrants underlying the units sold the IPO, except that if held by the initial purchasers or their permitted transferees, they (i) may be exercised on a cashless basis, (ii) are not subject to redemption, and (iii) with respect to private placement warrants held by Loop Capital, will not be exercisable after January 25, 2026. If the private placement warrants are held by holders other than the initial purchasers or their permitted transferees, then the private placement warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units sold in the IPO. In addition, the private placement warrants (and the shares of Class A common stock issuable upon exercise of such private placement warrants) are not transferable, assignable or salable until 30 days after the completion of an initial business combination, subject to certain limited exceptions.

If any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity. Certain of our officers and directors presently have, and any of them in the future may have, additional fiduciary or contractual obligations to other entities that may take priority over their duties to us.

We had agreed, commencing on January 26, 2021, to pay our sponsor a monthly fee of $15,000 for office space and secretarial and administrative services until the earlier of the completion of our initial business combination and our liquidation. On May 25, 2021, we agreed with our sponsor to cease such agreement.

No compensation of any kind, including finder’s and consulting fees, will be paid by us to our sponsor, executive officers, and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates. Our sponsor is obligated to pay $30,000 per month to Mark Wiltamuth, our Chief Financial Officer, for his services prior to the consummation of an initial business combination until the earlier of the completion of an initial business combination and our liquidation, subject to the terms of an agreement between our sponsor and Mr. Wiltamuth that was entered into after the consummation of the IPO.

Our sponsor loaned us a total of $215,992 in connection with the expenses of the IPO, pursuant to the terms of a non-interest bearing, unsecured promissory note. We fully repaid the loans from our sponsor on January 29, 2021.

In order to fund working capital deficiencies or finance transaction costs in connection with an initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that we do not complete an initial business combination within the required time period, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from the trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants identical to the private placement warrants, at a price of $1.50 per warrant at the option of the lender.

On September 28, 2021, we issued an unsecured promissory note to our sponsor, whereby our sponsor has agreed to loan up to $1,000,000 to us for working capital needs. The Sponsor Working Capital Loan accrues no interest on the unpaid principal balance. The Sponsor Working Capital Loan is due on the earlier of (i) the date on which we consummate an initial business combination and (ii) the date that our winding up is effective. At the discretion of our sponsor, the Sponsor Working Capital Loan may be convertible into warrants of the post-business combination entity at a price of $1.50 per warrant. The warrants would be identical to the private placement warrants. As of June 30, 2022, we had an outstanding balance of $650,000 under the Sponsor Working Capital Loan.

Any of the foregoing payments to our sponsor, repayments of loans from our sponsor or repayments of working capital loans prior to an initial business combination will be made using funds held outside the trust account.

After an initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

The holders of the founder shares, private placement warrants, and warrants that may be issued upon conversion of working capital loans (and any Class A common stock issuable upon the exercise of the private placement warrants and warrants that may be issued upon conversion of working capital loans and upon conversion of the founder shares) are entitled to registration rights pursuant to a registration rights agreement entered into on January 25, 2021, requiring us to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of an initial business combination. Notwithstanding the foregoing, Loop Capital may not exercise its demand and “piggyback” registration rights after January 25, 2026 and January 25, 2028, respectively, and may not exercise its demand rights on more than one occasion. We will bear the expenses incurred in connection with the filing of any such registration statements.

Policy for Approval of Related Party Transactions

Our audit committee has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the company’s total assets at year end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy include: (i) our directors, nominees for director, executive officers or any person who has served in any of such roles since the beginning of the most recent fiscal year, even if he or she does not currently serve in that role; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, our audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of business conduct and ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the Company and our stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the Board and on his or her eligibility to serve on the Board’s committees. Management will present to our audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

Director Independence

The rules of the NYSE require that a majority of the Board be independent within one year of the IPO. An “independent director” is defined generally as a person that, in the opinion of the company’s board of directors, has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). The Board has determined that Mss. Sams and Zhao and Messrs. Kurnit, Grazer and Panton are “independent directors” as defined in the NYSE rules and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and we consummate an initial business combination in which we remain a separate public company, we anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to our corporate secretary at our principal executive offices not later the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Alternatively, if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by January 28, 2023, there will be no annual meeting of stockholders in 2023.

Stockholder and Interested Party Communications

Stockholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of D and Z Media Acquisition Corp., 2870 Peachtree Road NW, Suite 509, Atlanta, GA 30305.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, our proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, telephone number: (800) 662-5200, e-mail: DNZ.info@investor.morrowsodali.com; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to D and Z Media Acquisition Corp., 2870 Peachtree Road NW, Suite 509, Atlanta, GA 30305.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than            , 2022 (seven days prior to the special meeting).

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
D AND Z MEDIA Acquisition Corp.

            , 2022

D and Z Media Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.      The name of the Corporation is “D and Z Media Acquisition Corp.” The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 7, 2020. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 25, 2021 (the “Amended and Restated Certificate”).

2.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the holders of at least sixty-five percent (65%) of the outstanding shares of the common stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.      The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

(b)    Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 8, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by July 31, 2023 or such earlier date as determined by the Board (the “Termination Date”) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.      The text of Section 9.2(d) is hereby amended and restated to read in full as follows:

(d)    In the event that the Corporation has not consummated an initial Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Annex A-1

6.      The text of Section 9.7 is hereby amended and restated to read in full as follows:

9.7    Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Termination Date or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

IN WITNESS WHEREOF, D and Z Media Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

D AND Z MEDIA Acquisition Corp.
By:
Name:
Title:

Annex A-2

ANNEX B

PROPOSED AMENDMENT TO
INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made effective as of            , 2022, by and between D and Z Media Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”), and amends that certain Investment Management Trust Agreement, effective as of January 25, 2021 (the “Trust Agreement”), by and between the parties hereto. Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.

WHEREAS, a total of $287,500,000 of the gross proceeds of the Offering and sale of the Private Placement Warrants was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to commence liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), only after and promptly after (x) receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) upon the date which is the later of (i) 24 months after the closing of the Offering and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation (the “Charter”) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached to the Trust Agreement as Exhibit B and the Property in the Trust Account shall be distributed to the Public Stockholders of record as of such date;

WHEREAS, Section 6(d) of the Trust Agreement provides that the Trust Agreement may only be changed, amended or modified if the Trustee has received a certificate (the “Certificate”) from the inspector of elections of the stockholder meeting certifying that the Company’s stockholders of record as of a record date established in accordance with Section 213(a) of the DGCL (or any successor rule) who hold sixty-five percent (65%) or more of all then outstanding shares of the Common Stock and Class B common stock, par value $0.0001 per share, of the Company voting together as a single class, have voted in favor of such change, amendment or modification (the “Consent of the Stockholders”);

WHEREAS, at a special meeting of stockholders held on or prior to the date hereof (the “Special Meeting”), the Company obtained the Consent of the Stockholders to approve this Amendment and has subsequently caused the Certificate to be delivered to the Trustee;

WHEREAS, at the Special Meeting, the stockholders of the Company also voted to approve an amendment to the Charter in accordance with the terms of the Charter (as amended and as may be further amended from time to time, the “Amended Charter”); and

WHEREAS, each of the Company and Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      Amendments to the Trust Agreement.

(a)            Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairperson of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust

Annex B-1

Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the Termination Date (as defined in the Company’s amended and restated certificate of incorporation, as amended) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Stockholders of record as of such date;”

(b)            Exhibit B of the Trust Agreement is hereby amended and restated in its entirety as set forth in Exhibit B to this Amendment.

2.      References.

(a)            All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the effective date of the Trust Agreement (as amended hereby) and terms of similar import shall in all instances continue to refer to January 25, 2021.

(b)            All references to the “amended and restated certificate of incorporation” in the Trust Agreement and terms of similar import shall mean the Amended Charter.

3.      Miscellaneous Provisions.

3.1.   Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

3.2.   Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

3.3.   Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

3.4.   Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

3.5.   Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

3.6    Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page Follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:
Title:
D AND Z MEDIA ACQUISITION CORP.
By:
Name:
Title:

Annex B-3

Preliminary Proxy Card

D AND Z MEDIA ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
            , 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated            , 2022, in connection with the Special Meeting in Lieu of the 2022 Annual Meeting of Stockholders (the “Special Meeting”) to be held at 12:00 p.m. Eastern Time on            , 2022 as a virtual meeting, and hereby appoints Betty Liu and Mark Wiltamuth, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of D and Z Media Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED.    THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 and 5.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in Lieu of the 2022 Annual Meeting of Stockholders to be held on            , 2022:    This notice of special meeting, the accompanying proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at            .

	FOR	AGAINST	ABSTAIN

Proposal 1 — The Charter Amendment Proposal

To amend the Company’s amended and restated certificate of incorporation, in the form set forth as Annex A to the accompanying proxy statement (the “Charter Amendment”), to extend the date by which the Company must consummate an initial business combination from January 28, 2023 to July 31, 2023 or such earlier date as determined by the Company’s board of directors (the “Board”) (the “Charter Amendment Proposal”).

	☐	☐	☐
	FOR	AGAINST	ABSTAIN

Proposal 2 — The Trust Amendment Proposal

To amend the Investment Management Trust Agreement, dated as of January 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth as Annex B to the accompanying proxy statement, to provide for the Extension to the Extended Date pursuant to the Charter Amendment (the “Trust Amendment Proposal”).

	☐	☐	☐

Proposal 3 — The Director Election Proposal

To re-elect two directors to the Board, with each such director to serve until the third annual meeting of stockholders following the Special Meeting or until his successor is elected and qualified.

	FOR	WITHHOLD
Scott Kurnit	☐	☐
David Panton	☐	☐

	FOR	AGAINST	ABSTAIN

Proposal 4 — The Auditor Ratification Proposal

To ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

	☐	☐	☐
	FOR	AGAINST	ABSTAIN

Proposal 5 — The Adjournment Proposal

To direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

	☐	☐	☐
Dated: _________________________ 2022

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.